                                                                   EXHIBIT 23.02

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1997, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Excite, Inc. for the Registration of 2,645,000 shares of its common stock.



                                            ERNST & YOUNG LLP

Palo Alto, California
April 28, 1997